EXHIBIT 10.2


                  SECOND AMENDMENT TO LONG TERM SECOND AMENDED
                     AND RESTATED REVOLVING CREDIT AGREEMENT

         This Second Amendment to Long Term Second Amended and Restated Revolving Credit Agreement ("Second Amendment") is dated as of July ___, 1998, and is entered into among Ag-Chem Equipment, Co., Inc., a Minnesota corporation (the "Company"), NBD Bank ("NBD"), for itself and as Agent, First Chicago NBD Bank, Canada, The First National Bank of Chicago, Harris Trust and Savings Bank, and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland," New York Branch (together with NBD, such financial institutions being sometimes referred to collectively as the "Lenders" and individually as a "Lender"). This Second Amendment amends that certain Long Term Second Amended and Restated Revolving Credit Agreement dated as of June 10, 1997, as amended by the First Amendment to Long Term Second Amended and Restated Revolving Credit Agreement dated as of February 13, 1998 (as amended from time to time, the "Credit Agreement"), among the Company and Lenders. Capitalized terms not otherwise defined in this Second Amendment shall have the meanings given to them in the Credit Agreement.

                                    Recitals

         WHEREAS, the Company has entered into a new Short Term Revolving Credit Agreement, dated as of June 12, 1998 ("1998 Short Term Agreement"), with the Agent and certain of the Lenders.

         WHEREAS, the Company has requested that certain provisions of the Credit Agreement be amended to provide for the new European currency and to conform to the agreements reached in connection with the 1998 Short Term Agreement.

         WHEREAS, the Agent and Lenders have agreed to amend the Credit Agreement as provided below.

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

         1. Revised Definitions.

         (a) Existing Definitions. The following definitions contained in
Section 1.1 of the Credit Agreement are hereby amended to read as follows:

                  "Dutch Guilders" means the lawful money of the Kingdom of the Netherlands; provided on the Conversion Date, references to Dutch Guilders (including, without limitation, in the definition of Dutch LIBOR Rate) shall thereafter refer to Dutch Guilders to the extent a Dutch Guilders Advance was originally made in Dutch Guilders and to Euros to the extent a Dutch Guilders Advance was originally made in Euros.

                  "Short Term Credit Agreement" means the Short Term Revolving Credit Agreement executed by the Company, the Agent and certain of the Lenders, dated June 12, 1998, and any amendments to such agreements or replacement short term borrowing facilities which are advanced by the Agent and one or more of the Lenders from time to time.


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         (b) New Definitions. The following definition is hereby added to
Section 1.1 of the Credit Agreement in alphabetical order:

                  "Conversion Date" means a date no earlier than the Euro Implementation Date and no later than the first anniversary of the Euro Implementation Date that is chosen by the Company by giving the Agent at least two weeks prior written notice.

                  "Euros" means the euro referred to in Council Regulation (EC) No 1103/97 dated 17 June 1997 passed by the Council of the European Union, or, if different, the then lawful currency of the member states of the European Union that participate in the third stage of Economic and Monetary Union.

                  "Euro Implementation Date" means January 1, 1999, or such other date on which Euros first become the currency of the Kingdom of the Netherlands.

         2. Permitted Investments. Clause (vi) of Section 5.2(i) of the Credit Agreement is hereby deleted and replaced with the following clauses (vi) and
(vii) to read as follows:

         (vi) loans or extensions of credit granted in the ordinary course of business to purchasers or lessees of a product sold or leased by a Loan Party so long as the Company is not in violation of the financial covenants in this Agreement, or (vii) other investments which in the aggregate do not exceed $1,000,000 at any time after the Effective Date.

         3. Permitted Indebtedness and Liens. Schedules 5.2(d) and 5.2(e) of the Credit Agreement are hereby replaced with the Schedules 5.2(d) and 5.2(e) attached to this Second Amendment, which attached schedules conform to the schedules submitted in connection with the Short Term Agreement.

         4. Advances in Euros. On and after the Conversion Date, all Dutch Guilder Advances shall be made Euros and Dutch Guilder Advances must be repaid in the currency in which they were originally advanced. The Agent may notify the other parties to the Credit Agreement of any amendments to the Credit Agreement which the Agent (acting reasonably and after consultation with the other parties to the Credit Agreement) determines to be necessary as a result of the commencement of the third stage of European Economic and Monetary Union and the occurrence of the Conversion Date or the Euro Implementation Date. Notwithstanding any other provision of the Credit Agreement, any amendments so notified shall take effect in accordance with the terms of the relevant notification. So far as possible, the amendments shall be such as to put the parties in the same position as if the Conversion Date and/or the Euro Implementation Date had not occurred. However, if and to the extent the Agent determines this not possible to put all parties into that position, the Agent may give priority to putting the Agent and the Lenders into that position.

         5. Conditions to Amendment. Notwithstanding anything in this Second Amendment to the contrary, this Second Amendment will not be effective unless and


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until the Agent will have received copies of this Second Amendment duly executed by each of the parties hereto.

         6. Representations. The Company hereby represents and warrants to the Lenders, as of the date of this Second Amendment becomes effective, that: (a) after giving effect to this Second Amendment, the representations and warranties of the Company in the Credit Agreement are true and correct; and (b) no Default or Event of Default exists or has occurred and is continuing.

         7. Ratification. The parties hereto acknowledge and agree that the terms and provisions of this Second Amendment amend, add to and constitute part of the Credit Agreement. Except as expressly modified and amended by the terms of this Second Amendment, all of the other terms and conditions of the Credit Agreement and all of the documents executed in connection therewith or referred to or incorporated therein, remain in full force and effect and are hereby ratified, confirmed and approved.

         8. References to Credit Agreement. References in the Credit Agreement or in any other Loan Document to the Credit Agreement will be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time.

         9. Indemnification. The Company agrees to pay and to save the Agent and the Lenders harmless from the payment of all costs and expenses arising in connection with this Second Amendment and the other documents and agreements executed hereunder or thereunder, including the fees of Honigman Miller Schwartz and Cohn, counsel to the Agent, in connection with preparing this Second Amendment and such other documents and agreements.

         10. Conflicts. If there is an express conflict between the terms of this Second Amendment and the terms of the Credit Agreement, or any of the other agreements or documents executed in connection therewith or referred to or incorporated therein, the terms of this Second Amendment shall govern and control.

         11. Counterparts. This Second Amendment may be executed in any number of counterparts which when taken together will constitute one agreement.


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         IN WITNESS WHEREOF, the parties have executed this Second Amendment to
Long Term Second Amended and Restated Revolving Credit Agreement effective as of the date noted above.

                                       AG-CHEM EQUIPMENT CO., INC.

                                       By: ____________________________________
                                             John Retherford
                                             Its:  Senior Vice President

                                       NBD BANK

                                       By: ____________________________________
                                             Marguerite C. Gordy
                                             Its:  Vice President

                                       FIRST CHICAGO NBD BANK, CANADA

                                       By: ____________________________________

                                            Its: ______________________________

                                       HARRIS TRUST AND SAVINGS BANK

                                       By: ____________________________________

                                            Its: ______________________________

[Signatures Continued on Next Page]


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[Signatures Continued from Prior Page]

                                       THE FIRST NATIONAL BANK OF CHICAGO

                                       By: ____________________________________

                                            Its: ______________________________

                                       COOPERATIEVE CENTRALE RAIFFEISEN-
                                       BOERENLEENBANK, B.A., "RABOBANK
                                       NEDERLAND," NEW YORK BRANCH

                                       By: ____________________________________

                                            Its: ______________________________

                                       By: ____________________________________

                                            Its: ______________________________


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                            REAFFIRMATION OF GUARANTY


         The undersigned hereby acknowledges the terms of this Second Amendment to Long Term Second Amended and Restated Revolving Credit Agreement and hereby reaffirms each and every term of its respective Guaranty (Long Term) dated June 10, 1997, given in favor of NBD Bank for itself and as Agent, First Chicago NBD Bank, Canada, The First National Bank of Chicago, Harris Trust and Savings Bank and Cooperatieve Centrale Raiffeisen-Boerenleenbank, "Rabobank Nederland," New York Branch, B.A., with respect to the obligations of Ag-Chem Equipment Co., Inc.

                                       Lor*Al Products, Inc.

                                       By: ____________________________________
                                             John Retherford
                                             Its:  Vice President

                                       Ag-Chem Equipment Co. International Corp.

                                       By: ____________________________________
                                             John Retherford
                                             Its:  Treasurer

                                       Ag-Chem Equipment Canada Ltd.

                                       By: ____________________________________
                                             John Retherford
                                             Its:  Vice President

                                       Ag-Chem Manufacturing Co., Inc., f/k/a
                                       Soil Teq, Inc.

                                       By: ____________________________________
                                             John Retherford
                                             Its:  Vice President

                                       Ag-Chem Europe B.V., f/k/a Kurstjens
                                       Terra-Gator, B.V.

                                       By: ____________________________________

                                            Its: ______________________________



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